UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 6, 2007


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                        0-22011               86-0760991
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)


  5360 Northwest 35th Avenue, Ft. Lauderdale, FL                    33309
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     (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (954) 486-4590

              2575 East Camelback Road, Ste. 450, Phoenix, AZ 85016

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

       CHANGES IN REGISTRANT'S ADDRESS AND PHONE NUMBER

       The Registrant has relocated its corporate offices and address of principal executive offices from 2575 East Camelback Road, Ste. 450, Phoenix, AZ 85016, to the offices of Kirk Pharmaceuticals, Inc., located at 5360 Northwest 35th Avenue, Ft. Lauderdale, FL 33309. The new telephone number of the Registrant is 954-486-4590.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


       Dated: November 6, 2007

                                          SYNOVICS PHARMACEUTICALS, INC.

                                          By:      /s/ Ronald H. Lane, Ph.D.
                                              ----------------------------------
                                          Name:    Ronald H. Lane, Ph.D.
                                          Title:   Chief Executive Officer